EXHIBIT 31


                           PRINCIPAL EXECUTIVE OFFICER

                                  CERTIFICATION

              ----------------------------------------------------

   I, ROBERT LOMBARDI, PRINCIPAL EXECUTIVE OFFICER OF CHEFS INTERNATIONAL, INC. (THE "COMPANY") DO HEREBY CERTIFY THAT:

         (1) I have reviewed this quarterly report on Form 10-QSB of the Company for the quarterly period ended October 24, 2004;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         (3) Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report;

         (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and we have:

                  (a) Designed such disclosure controls and procedures, or
                      caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report was being prepared;

                  (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (c) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

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

                  (d) Disclosed in this report any change in the Company's
                      internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

         (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the Company's board of directors:

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves
                      management or other employees who have a significant role in the Company's internal control over financial reporting.


DATED:            DECEMBER 8, 2004


                                                     /s/ Robert Lombardi
                                                     -------------------
                                                     ROBERT LOMBARDI
                                                     Principal Executive Officer
                                                     Chefs International, Inc.

EXHIBIT 31


                           PRINCIPAL FINANCIAL OFFICER

                                  CERTIFICATION

              ----------------------------------------------------

   I, MARTIN W. FLETCHER, PRINCIPAL FINANCIAL OFFICER OF CHEFS INTERNATIONAL, INC. (THE "COMPANY") DO HEREBY CERTIFY THAT:

         (1) I have reviewed this quarterly report on Form 10-QSB of the Company for the quarterly period ended October 24, 2004;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         (3) Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report;

         (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and we have:

                  (e) Designed such disclosure controls and procedures, or
                      caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report was being prepared;

                  (f) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                  (g) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                  (h) Disclosed in this report any change in the Company's
                      internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

         (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the Company's board of directors:

                  (c) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

                  (d) Any fraud, whether or not material, that involves
                      management or other employees who have a significant role in the Company's internal control over financial reporting.


DATED:            DECEMBER 8, 2004


                                                     /s/ Martin W. Fletcher
                                                     ----------------------
                                                     MARTIN W. FLETCHER
                                                     Principal Financial Officer
                                                     Chefs International, Inc.